77Q1(a)(3)

Amendment No. 20 to the Amended and
Restated Agreement and Declaration of Trust, dated May 19, 2017 (filed electronically as
Exhibit 1(u) to the Registration Statement on
Form N-14 of the Registrant on June 23, 2017,
File No. 333-218948, and incorporated herein by reference).